UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2015 (November 5, 2015)

SERVICEMASTER GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

860 Ridge Lake Boulevard, Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

(901) 597-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 5, 2015, ServiceMaster Global Holdings, Inc. (the “Company”), investment funds managed by, or affiliated with, Clayton, Dubilier & Rice, LLC and StepStone Group LP (collectively, the “Selling Stockholders”), and J.P. Morgan Securities LLC (the “Underwriter”) entered into an underwriting agreement (the “Underwriting Agreement”) pursuant to which the Selling Stockholders agreed to sell to the Underwriter, and the Underwriter agreed to purchase from the Selling Stockholders, subject to and upon terms and conditions set forth therein, 28,961,763 shares (the “Shares”) of the Company’s common stock.  The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the copy thereof, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

The offer and sale of the Shares was made pursuant to an effective shelf registration statement (the “Registration Statement”) on Form S-3, File No. 333-207827, which became effective upon filing with the U.S. Securities and Exchange Commission on November 5, 2015.

Item 9.01.  Financial Statements and Exhibits.

The exhibit to this Current Report on Form 8-K is hereby incorporated by reference into the Registration Statement.

(d)                   Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 5, 2015, among ServiceMaster Global Holdings, Inc., the selling stockholders named therein and J.P. Morgan Securities LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICEMASTER GLOBAL HOLDINGS, INC.
(Registrant)

November 9, 2015	By:	/s/ Alan J. M. Haughie
Alan J. M. Haughie
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 5, 2015, among ServiceMaster Global Holdings, Inc., the selling stockholders named therein and J.P. Morgan Securities LLC.